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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2003

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    0-24737                     76-0470458
    (State or Other            (Commission File               (IRS Employer
    Jurisdiction of                 Number)                  Identification
     Incorporation)                                              Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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   This document includes "forward-looking" statements within the meaning of
  Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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Item 5. Other Events

Restricted Stock Award Program

     In January 2003, Crown Castle International Corp. ("Company") will grant, pursuant to the Company's 2001 Stock Incentive Plan, approximately 6,000,000 shares of restricted stock to over 350 of its employees, including 1,770,000 shares of restricted stock to seven of its senior executive officers ("Executive Officers"), as described in more detail below. The shares awarded will be recognized as non-cash general and administrative compensation charges in the Company's consolidated statement of operations over the vesting period of the restricted stock, based on the fair market value of the shares at the grant dates. The restricted stock is being issued in lieu of the Company's annual stock option grants for 2003.

The shares of restricted stock will be granted subject to the terms of the Restricted Stock Agreements to be executed in connection with such grants and will generally vest (i.e., the transfer and forfeiture restrictions terminate) in the largest aggregate number of shares vesting pursuant to either (i) Time Vesting (defined below) or (ii) Performance Vesting (defined below). The restricted stock vests over time at 10%, 15%, 20%, 25% and 30% respectively, on each November 14 for the years 2003 through 2007 ("Time Vesting"). Performance Vesting relates to target increases in the per share closing price of the Company's common stock ("Stock") at or above a base price of $3.69. The base price is equal to the average closing price per share of Stock for a period of five trading days established by the Company's Board of Directors at the time it approved the granting of restricted stock. If and when the Stock closes at or above per share prices equal to 150% of the base price ($5.54), 225% of the base price ($8.30) and 337% of the base price ($12.45) for 20 consecutive trading days, 33% of the restricted stock performance vests upon reaching each price target ("Performance Vesting"). If a restricted stockholder's employment with the Company is terminated, any remaining, unvested shares of restricted stock which such individual holds are generally forfeited and surrendered to the Company.

The grant of restricted stock to certain officers of the Company will be conditioned upon such officers executing agreements containing certain restrictions, including non-compete, non-solicitation and/or minimum stock ownership provisions. The Executive Officers listed below were granted the following number of shares of restricted stock:

                                                                                         Shares of      Minimum
                                                                                        Restricted       Share
Name                                                   Title                               Stock        Holdings
----                                                  -------                          -------------  ------------
John P. Kelly                 Chief Executive Officer & President                         600,000        65,000

W. Benjamin Moreland          Senior Vice President, Chief Financial Officer &            300,000        43,000
                              Treasurer

E. Blake Hawk                 Executive Vice President & General Counsel                  215,000        47,000

Edward W. Wallander           President & Chief Operations Officer, Crown Castle          225,000        43,000
                              USA, Inc.

Peter G. Abery                President & Managing Director, Crown Castle UK Limited      200,000        39,000

Robert E. Giles               Executive Vice President-Strategic Business Units           130,000        41,000

Michael T. Schueppert         Senior Vice President-Business Development                  100,000        32,000


Each of the Executive Officers has executed an agreement that contains all of the restrictions mentioned above and which either replaces or supplements existing severance agreements with such Executive Officer. More specifically, each of the agreements has provisions that generally prohibit an Executive Officer, for a period of 12 months following the termination of such officer's employment with the Company, from (1) engaging in business activities relating to wireless communication or broadcast towers which compete with the Company or its affiliates in the United States, the United Kingdom or Australia and (2) soliciting employees of the Company and its affiliates. Further, the agreements contain provisions requiring each of the Executive Officers to own and hold at all times during his employment with the Company, a specified number of shares of Stock as indicated above (an aggregate of 310,000 shares of Stock), which number does not include unvested restricted stock which remain subject to transfer and forfeiture restrictions. The Executive Officers already own an aggregate of 451,730 shares of Stock, and an Executive Officer who does not own the required minimum number of shares of Stock has until November 14, 2004 to acquire such shares.

If an Executive Officer is terminated without cause or the officer terminates his employment for good reason (other than during a change in control period), then most of the agreements provide that the shares of restricted stock described above and awarded to such officer will generally continue to vest as if the officer were an employee of the Company for three years after such termination. The agreements will generally continue severance compensation terms the same as those contained in previously existing severance agreements (summarized in the Company's Proxy Statement as filed with the SEC on April 24, 2002).


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Item 7. Financial Statements and Exhibits

     (c) Exhibits

          Exhibit No.               Description
          -----------               ------------
          10.1        Form of Restricted Stock Agreement

          10.2        Form of Severance Agreement, as executed by John P. Kelly,
                      W. Benjamin Moreland, E. Blake Hawk, Edward W. Wallander, Robert E. Giles, and Michael T. Schueppert



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:  /s/ E. Blake Hawk
                                          ------------------------------
                                        Name:  E. Blake Hawk
                                        Title: Executive Vice President and
                                               General Counsel

Date: January 7, 2003




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                                  EXHIBIT INDEX


          Exhibit No.               Description
          -----------               ------------
          10.1        Form of Restricted Stock Agreement

          10.2        Form of Severance Agreement, as executed by John P. Kelly,
                      W. Benjamin Moreland, E. Blake Hawk, Edward W. Wallander, Robert E. Giles, and Michael T. Schueppert

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